Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE

OFFICER PURSUANT TO

18 U.S.C. SECTION

1350, AS ADOPTED

PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY

ACT OF 2002

I, James J. Lerner, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Quantum Corporation, on Form 10-Q for the quarterly period ended December 31, 2018 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Quantum Corporation.

QUANTUM CORPORATION

/s/ JAMES J. LERNER
James J. Lerner
Chairman of the Board of Directors, President and Chief Executive Officer (Principal Executive Officer)
Date: August 22, 2019